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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 (Registration Statement No. 333-81181) of our report dated March 26, 1999 included in R&B Falcon Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP


Houston, Texas
November 19, 1999